SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ]  Confidential, for Use of the Commission Only (as permitted by rule
     14-a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         CENTRAL NATURAL RESOURCES, INC.
 -----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                      CENTRAL NATURAL RESOURCES, INC.
                        KANSAS CITY, MISSOURI 64105

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD APRIL 30, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Natural Recources, Inc., a Delaware corporation, will be held at the Athenaeum at the California Institute of Technology, 551 South Hill Avenue, Pasadena, California, at 9:00 a.m., P.D.T. for the following purposes:

1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2. To ratify the appointment of independent public accountants for the fiscal year;

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stock transfer books will not be closed, but only stockholders of record at the close of business on March 26, 2004, will be entitled to vote at the meeting.

                                              /s/ Ray A. Infantino

April 1, 2004                                      Secretary


                                 IMPORTANT

If you do not plan to attend this meeting please sign and return the enclosed proxy in the accompanying envelope

                      CENTRAL NATURAL RESOURCES, INC.
                        911 Main Street, Suite 1710
                        KANSAS CITY, MISSOURI 64105

                               April 1, 2004

                              PROXY STATEMENT




This proxy statement is furnished to the stockholders of Central Natural Resources, Inc., A Delaware Corporation, (hereinafter "the Corporation") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 30, 2004. The enclosed proxy is solicited by the Board of Directors of the Corporation.

A person giving the enclosed proxy has the power to revoke it at any time before it is exercised.

The Corporation will bear the cost of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, or by facsimile or other electronic means if necessary to obtain sufficient voting representation, but it is not anticipated that methods other than the mails will be required.

          VOTING SECURITIES OUTSTANDING AND VOTING RIGHTS

The Corporation had 491,824 shares of Common Stock ($1.00 par value) which were outstanding as of January 23, 2004, such shares being the only voting securities of the Corporation. Each share is entitled to one vote. Cumulative voting is not permitted.

Only those holders of Common Stock of record at the close of business on March 26, 2004, will be entitled to vote at the meeting.

As of January 23, 2004, Phelps M. Wood of Arcadia, California, together with members of his immediate family, certain trusts in which he has an interest, and a family limited partnership; and Patrick J Moran of Houston, Texas, each owned directly or indirectly beneficial interest in more than five percent of the Corporation's common stock. Information concerning the shares held by these stockholders is as follows:

Title     Name and Address            Amount and Nature of        Percent
of Class  of Beneficial Owner         Beneficial Ownership        of Class
________  ________________________    _______________________     _________
Common    Phelps M. Wood              12,500 shares direct        43.62%
          P.O. Box 660729             beneficial ownership;
          Arcadia, CA 91066           203,892 shares indirect
                                      beneficial ownership
                                      (See note 7 following
                                      Election of Directors
                                      below)

Common    Patrick J. Moran            71,478 shares direct        14.41%
          2803 Sackett St             beneficial ownership
          Houston, Texas 77098


Phelps M. Wood is President of Tektest Inc. and is a Director of the Corporation. Patrick J. Moran is President of Moran Resources Company, and is a Director of the Corporation.

                                  PROPOSAL I
                              ELECTION OF DIRECTORS


At the meeting six Directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. The Corporation has no standing nominating committee or committee performing a similar function. The Corporation believes it is unnecessary to maintain a nominating committee because of the size of the Board of Directors and the Corporation. Nominations for Director are made by the entire Board of Directors. The shares represented by the enclosed proxy will be voted for the election as Directors of the six nominees named below unless a contrary choice is specified on the enclosed proxy. All nominees are presently Directors of the Corporation with terms expiring April 30, 2004 and all have agreed to serve if elected. If any nominee becomes unavailable for any reason (which event is not anticipated) the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxies.

Information Concerning Nominees:

The information appearing in the following table with respect to principal occupation, age and beneficial ownership of Common Stock of the Corporation has been furnished to the Corporation by the nominees. Ownership is given as of January 23, 2004 except as otherwise noted.

                                                  *Amount and
                                                  Nature of
                  Principal Occupation  Director  Beneficial       Percent
Name              And Age               Since     Ownership        of Class

______________    ____________________  ________  _____________    ________

Bruce L. Franke   Oil and Gas and       1999      4,250 shares      0.86%
                  Real Estate                     (Note 2)
                  Business
                  57 years

Ray A. Infantino  Retired Insurance     1999      19,784 shares     3.99%
                  Executive,                      (Note 3)
                  Management
                  Consultant, and
                  Investor
                  67 years

Patrick J. Moran  President of Moran    1999     71,478 shares     14.41%
                  Resources Company              (Note 4)
                  55 years

James R. Ukropina Chief Executive       1999     5,250 shares       1.06%
                  Officer, Directions            (Note 5)
                  LLC and Of Counsel
                  O'Melveny & Myers,
                  LLP, Attorneys At
                  Law, Los Angeles,
                  California
                  66 years

Phelps C. Wood    President of Central  1999     4,250 shares       0.86%
                  Natural Resources,             (Note 6)
                  Inc.
                  35 years

Phelps M. Wood    President of          1980     216,392 shares    43.62%
                  Tektest, Inc.                  (Note 7)
                  (Manufacturers of
                  Electronic Testing
                  Accessories)
                  68 years


TOTAL FOR SIX DIRECTORS		                   321,404	      62.13%

*The Corporation has only one outstanding class of stock, that being Common
Stock.


(1) The shares shown include shares of Common Stock of which each Director has the right to acquire beneficial ownership within sixty days pursuant to the Corporation's Directors Non-Qualified Stock Option Plan.

(2) Mr. Franke has been engaged in the oil and gas and real estate business and pipeline right-of-way maintenance business for over five years as a sole proprietor. Mr. Franke owns no shares of the Corporation beneficially. The Frost National Bank in Houston, Texas, as a trustee of a Trust for the benefit of Mr. Franke's mother owns 24,894 shares. While Mr. Franke has a remainder interest in that trust, he has no present beneficial ownership as currently he has no voting power, dispositive power or right to income from those shares. He has the option to acquire 4,250 shares as described in Note 1. Mr. Franke is also a director of Seven J. Stock Farm, Inc.

(3) Mr. Infantino has been retired from his principal occupation as an insurance executive for more than five years. He now serves as a management consultant and individual investor. Of the 19,784 shares shown above which Mr. Infantino owns beneficially, 8,134 shares are owned by a contributory individual retirement account for the benefit of Mr. Infantino, and 7,400 shares are owned of record by Mr. Infantino as trustee of the Infantino Family Trust Under Agreement Dated October 3, 1990. Also included is the right to acquire 4,250 shares as described in Note 1 above. Mr. Infantino is the Secretary and Treasurer of the Corporation.

(4) Mr. Moran has been President of Moran Resources Company, an oil and gas exploration and production company, for more than five years, and prior to that time was an attorney engaged in the private practice of law. Mr. Moran owns beneficially and directly the 71,478 shares shown above, which includes the option to acquire the 4,250 shares as described in
    Note 1. In addition, Mr. Moran shares voting power as a co-trustee of the Moran Employee Trust which owns 6,286 shares. Mr. Moran disclaims any beneficial interest in those 6,286 shares.


(5) Mr.  Ukropina  is  currently Chairman and Chief  Executive  Officer  of
    Directions, LLC, a management and strategic consulting firm. Mr. Ukropina is also of counsel to the Los Angeles law firm of O'Melveny & Myers LLP and was previously a partner in that firm for more than five years. Mr. Ukropina owns the 5,250 shares shown above directly, which includes the option to acquire 4,250 shares as described in Note 1 above. Mr. Ukropina is also a Director of Lockheed Martin Corporation, Pacific Life Insurance Company, Trust Company of the West, the W.M. Keck Foundation and IndyMac Bancorp. Mr. Ukropina also serves on the Audit Committees of IndyMac Bancorp and Lockheed Martin Corporation, and is an Advisory Director for E&J Gallo Winery.

(6) Phelps C. Wood is currently Chief Executive Officer of Central Natural Resources, Inc., a position he assumed in July 2002. Mr. Wood served on the Corporation's Audit Committee until June 30, 2002. From May 2001 until July 2002, Mr. Wood's principal occupation was the President of Remdev Corporation, a company that provided strategy, marketing and business development consulting services. From December 2000 to May 2001, Mr, Wood was the Director of Product Management at LifeMinders, Inc. (now Cross Media Marketing), an online direct marketing company that provides personalized content and advertisements via email to a community of members. Mr. Wood was previously the Director of Product Management at eCoupons.com from October 1999 to December 2000 when eCoupons.com was acquired by LifeMinders, Inc. Prior to joining eCoupons.com, Mr. Wood worked as an independent consultant, providing strategy, business development and marketing advice to early-stage companies. From April 1998 to April 1999, Mr. Wood was a Senior Manager of corporate development with PointCast, Inc., an internet news provider. From August 1996 to April 1998, Mr. Wood worked as an Associate at Bank of America in the Technology Corporate Finance Group and the Mezzanine Investment Group. Mr. Wood owns no shares directly or beneficially, but he is a limited partner in PACW Limited, a limited partnership, owning 118,922 shares described in Note 7 hereafter. Mr. Wood has no voting power or dispositive power over the shares owned by PACW Limited, but his father, Phelps M. Wood, is a general partner and has sole voting power over those shares, as described in Note 7 hereafter. He has the option to acquire 4,250 shares as described in
    Note 1 above. In May, 2003, Mr. Wood was also granted incentive stock options to acquire 6,000 shares of the Corporation's common stock pursuant to the Corporation's Stock Incentive Plan, 2,000 of which are to vest in each of the three years following the date of grant. In February, 2004, Mr. Wood acquired 3,000 restricted shares of the Corporation's common stock for a purchase price of $1.00 per share, the par value, pursuant to a grant under the Corporation's Stock Incentive Plan.

(7) Phelps M. Wood is the President of Tektest, Inc., a manufacturer of electronic test accessories. As of January 23, 2004, Mr. Wood was the owner of 12,500 of the Corporation's shares. He and his wife, Beverly
    G. Wood, were the joint owners of an additional 600 shares. His wife also was the sole owner of record of 200 of the Corporation's shares. Mr. Wood as co-trustee of a trust settled by him and his wife has a beneficial interest in an additional 1,302 shares. An additional 2,060 shares are held in Individual Retirement Plan Accounts for the benefit of Mr. Wood and his wife, over which they have the power to direct investments. As trustee or co-trustee of three additional trusts, not settled by him, Mr. Wood has an indirect beneficial interest in another 76,558 shares. Mr. Wood also has an indirect beneficial interest in another 118,922 shares owned of record by PACW Limited, a Limited Partnership of which he is a partner and has sole voting power over such shares. Mr. Wood thus has a direct or indirect beneficial interest in a total of 212,142 shares, in addition to 4,250 shares he has the option to acquire within sixty (60) days pursuant to the Corporation's Directors Non-Qualified Stock Option Plan. Other members of Mr. Wood's family collectively have an interest in approximately 8,380 of the Corporation's shares. Mr. Wood disclaims any beneficial interest in these 8,380 shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES
                          PROPOSED FOR DIRECTOR.

Executive Officers:

Phelps  C. Wood is the Chief Executive Officer of the Corporation.  Leonard
L. Noah, who is the Chief Financial Officer of the Corporation, was the Chief Financial Officer of Stern Brothers & Co. for over five years until December 31, 2001, the date of his retirement. Mr. Noah is beneficial owner of 3,408 shares of the Corporation. The shares are held in the Susan Ann Noah Revocable Trust of which Mr. Noah is a co-trustee, along with his wife Susan Ann Noah.

All Directors, nominees and executive officers as a group own 321,404 shares of the Corporation's common stock which constitute 62.13% of the stock outstanding.

The  Board  of Directors held one regular meeting, three special  meetings, and acted once by unanimous written consent during the last fiscal year, and all incumbent Director nominees attended all meetings in person. The Corporation does not have a stated policy with regard to Directors'
attendance at annual meetings. In recent years, all Directors have attended all annual meetings of the stockholders of the Corporation. All of the Directors (6) attended last year's annual meeting. A Board of Directors' meeting is typically scheduled immediately following the annual meeting of stockholders and it is expected that all the Corporation's Directors will attend, absent a valid reason.

The principal occupations of the six nominees over the last five years are as set forth above and in the footnotes thereto. Mr. Phelps M. Wood is the father of Mr. Phelps C. Wood. Mr. Moran and Mr. Franke are first cousins. Other than those relationships, none of the nominees has a family relationship with any other officer or director of the Corporation.

There are no arrangements between any of the nominees for Director and any other persons pursuant to which any such nominee is proposed to be elected.

Stockholders who want to communicate with the Board of Directors or any individual Director can write to:

        Central Natural Resources, Inc.
        c/o Mr. Gary J. Pennington
        911 Main Street, Suite 1710
        Kansas City, MO 64105

Your correspondence should indicate that you are a stockholder of Central Natural Resources, Inc. Depending on the subject matter, the Corporation will:

        1. Forward the communication to the Director or Directors to whom it is addressed;

        2. Attempt to handle the inquiry directly, for example where it is a request for information about the Corporation or it is a stock related matter; or

        3. Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Securities Exchange Act of 1934 requires that the Corporation's directors, executive officers and beneficial owners of more than ten percent of the Corporation's stock, file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, and furnish copies thereof to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the individuals concerned, the Corporation believes that during 2003 all Section 16(a) filing requirements applicable to such persons were complied with.

Compensation:

Chief Executive Officer Phelps C. Wood received cash compensation of $125,000 in fiscal 2003 and Incentive Stock Option's to acquire 6,000 shares of the common stock of the Corporation as described hereafter. The aggregate direct compensation (exclusive of director's fees) of all officers  of  the  Corporation, there being  six  persons  in  said  group, amounted to $218,887 for the fiscal year ended December 31, 2003. This amount includes all salaries, commissions and bonuses received by all executive officers from the Corporation, and health insurance provided at the Corporation's expense. No executive officer received any securities, property, insurance benefits, reimbursements or personal benefits as additional compensation, other than as described herein. There are no compensation payments proposed to be made in the future pursuant to any plan or arrangement to the executive officers, except as set forth herein. Director's fees of $9,000 were paid to each of Mr. Phelps M. Wood, Mr. Franke, Mr. Ukropina, Mr. Infantino and Mr. Moran. Audit Committee fees of $1,250 were paid to each of Mr. Infantino and Mr. Ukropina. The tables which follow set forth the details of the Chief Executive Officer's compensation.

SUMMARY COMPENSATION TABLE*



                                                     Long-Term
                     Annual Compensation            Compensation
                     -------------------        ---------------------------
                                                Awards              Payouts
                                                ------              -------
Name and                         Other
principal				   Annual
position   Year  Salary  Bonus Compensation  Restricted   Securities    LTIP     All Other
                  ($)     ($)     ($)          Stock      Underlying   payouts  Compensation
                                               Award(s)    Options/     LTIP        ($)
                                                 ($)         SARS      payouts
                                                              (#)        ($)

--------  -----  ------  -----  -----------  ---------     ---------   --------  ------------

Phelps C. 2002  $60,000** 0     0            0             1,000***    0         0
Wood      2003  $125,000  0     0            0             1,250       0         0
President                                                  6,000+


OPTIONS/SAR GRANTS IN LAST FISCL YEAR



         Individual Grants                              Potential realizable   Alternative to
                                                        value at assume        potential
                                                        annual rates of        realizable
                                                        stock price            value: grant
                                                        appreciation for       date value
                                                        option term ****
         ------------------                             -------------------    ---------------

Name       Number of   Percent of  Exercise  Expiration  0%   5%($)  10%($)     Grant date
           securities  total       of base   Date                               present value
           underlying  options/    price                                        ($)
           Options/    SARs        ($/Sh)
           SARs        granted
           granted     to
           (#)         employees
                       in fiscal
                       year

----       ----------  ----------  --------  ----------- -----------------      --------------

Phelps C.   1,250***               $13.20/   5/18/13     $0  $16,550 $26,300     N/A
Wood                   100%        Share
President   6,000+                 $14.52/   5/18/08     $0  $13,980 $40,440     N/A
                                   Share


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR & FISCAL YEAR END OPTION/SAR VALUE




Name        Shares acquired    Value            Number of securities	  Value of
            on exercise (#)    Realized ($)     underlying unexercised   unexercised
                                                options/SARS at fiscal   in-the-money
                                                year end (#)             options/SARS at
                                                                          fiscal year end
                                                                                ($)
                                                ----------------------   ----------------
                                                Exercisable/             Exercisable/
                                                unexercisable            unexercisable

--------    ---------------     ------------     ----------------------- ----------------

Phelps C.    N/A                N/A              4,250/6,000              1,063/N/A
Wood


LONG TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR




Name        Number of shares      Performace or other        Estimated future payments under
            units or other        period until               non-stock price-based plans (2)
            or other rights       maturation or
            (#)                   or payout

                                                             Threshold     Target   Maximum
            								  ($ or #)    ($ or #)  ($ or #)
--------    ---------------       -------------------        ---------    --------  --------

Phelps C.   0                     0                          0             0         0
Wood
President



* 2002 is the first year compensation information has been required to be disclosed by the Corporation. Accordingly, no prior years are reflected.

** Began July 1, 2002 at a salary of $10,000 per month

+ The total grant was 6,000 incentive stock options, but the options vest at a rate of 2,000 per year for 3 years and may be exercised on or after May 18th of each year commencing in 2004.

*** Received by all Directors including Mr. Wood in his capacity as Director and are immediately exercisable.

**** The assumed rates of appreciation are mandated by the Securities and Exchange Commission's rules, do not represent the Corporation's estimate or expectation of future increases in its share price and may never be achieved, and actual gains will depend on the actual future price performance of the Corporations' shares, when options are exercised.

The Corporation also pays the premiums for health insurance coverage for Mr. Wood as well as any and all other fringe benefits being furnished to other full time employees of the Corporation. Although the Corporation is not specifically obligated to award Mr. Phelps C. Wood any additional stock options, bonuses, or other incentive compensation components, the Board of Directors did undertake to provide a fair and equitable bonus compensation to Mr. Phelps C. Wood in the event that there is a change of control of the Corporation due to sale, merger, dissolution or other reorganization and Mr. Phelps C. Wood's efforts were significant in the implementation of such transaction. No options were exercised by Mr. Phelps C. Wood during the last fiscal year.

The Corporation does not maintain any defined benefit plan or actuarial plan of any kind, including any plan under which benefits are determined primarily by final compensation or average final compensation and years of service.

The Corporation maintains the Directors Non-Qualified Stock Option Plan, which was approved by the Stockholders at the Annual Meeting in 1995. That Plan provides for the granting of non-qualified stock options to the Directors each year. The exercise price of an option is the fair market value of a share on the date of the grant. In accordance with the terms of the Plan, options were granted to each of the Directors in each year from 1995 through 1998. No options were granted in 1999, but each director was granted the option to acquire an additional 500 shares in 2000 (1,000 shares after adjustment for the stock dividend in 2001), 1,000 shares in 2001, 1,000 shares in 2002, and 1,250 shares in 2003. A total of 50,000 shares are subject to the Plan as approved. The options are exercisable in full six months after the date of the grant and expire ten years from the date of grant unless earlier terminated in accordance with the provisions of the Plan. Such options previously granted to all Directors are included in the beneficial ownership shown in the table under "Information Concerning Nominees".

In 2001, the Board of Directors adopted and the Stockholders subsequently approved a Stock Incentive Plan pursuant to which the Corporation's Board of Directors may issue stock awards to key employees and directors of the Corporation. The plan allows for stock options, stock appreciation rights, restricted stock, stock bonuses, performance share awards, dividend equivalents, or deferred payment rights.

The maximum number of shares of common stock that may be delivered under this plan shall not exceed 75,000 shares. The maximum number of shares of common stock that may be delivered pursuant to options qualified as incentive stock options granted under this plan is 45,000 shares. The maximum number of shares of common stock that may be delivered to nonemployee directors shall not exceed 20,000 shares. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 15,000, and the maximum individual limit on the number of shares in the aggregate subject to all awards that during any calendar year are granted under this plan shall be 25,000. Each of these limits is subject to adjustment as set forth in the plan.

In April, 2001, incentive stock options were granted under the foregoing plan. The 2001 incentive stock options were granted with an exercise price equal to the stock's fair market value at the date of grant and have a term of ten (10) years and become exercisable in four annual installments. In 2003, 6,000 incentive stock options were granted under this plan. Because the grantee, by attribution, was considered to beneficially own more than ten percent (10%) of the outstanding stock of the Corporation, the exercise price of the 2003 options is equal to 110% of the fair market value at the date of grant. These 2003 incentive stock options have a term of five years and shall become exercisable in three equal annual installments.

COMPENSATION COMMITTEE

Background:

Prior to April 2002, the Corporation did not have a compensation committee. Prior to that time, the Corporation did not have a full-time Chief Executive Officer or any executive officer performing the duties or functions of a Chief Executive Officer on a full-time basis. At the meeting of the Board of Directors held April 18, 2002 the Board decided that the Corporation was becoming large and mature enough to justify a full-time Chief Executive Officer rather than having those executive functions performed by officers on a part-time or consulting basis, and accordingly it would be well to consider the appointment of a formal compensation committee to deal with material issues concerning executive compensation

Compensation Committee Interlocks and Insider Participation:

Accordingly, at the Board meeting held April 18, 2002, the Board appointed a compensation committee of the Board of Directors consisting of Ray A. Infantino, Patrick J. Moran and James R. Ukropina, and the same members were reappointed at the 2003 annual Board meeting. Mr. Ukropina was designated chairman of the compensation committee. None of these three individuals was then nor is now a compensated officer or employee of the Corporation. Mr. Moran had previously served as a vice president of the Corporation and a wholly-owned subsidiary, but he resigned from those positions on February 12, 2002, and he never received compensation for serving in those offices. Further, no relationship existed among these members as described in Item 402(j) of Regulation S-K of the Securities and Exchange Commission. At this time the Compensation Committee operates under a written charter, a copy of which is attached hereto as Exhibit A.

The Compensation Committee held one meeting during 2003 and at that meeting the Committee made recommendations concerning compensation of the Chief Executive Officer which recommendations were subsequently approved by the full Board of Directors. It held no other meetings and performed no other services during the year.

A report of the Committee following the 2003 meeting follows (which report and the Stock Performance Graph below are not to be deemed soliciting material nor are they deemed to be filed with the Securities and Exchange Commission or subject to Rule 14(a), other than is required by applicable regulation).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Central Natural Resources, Inc. (the "Compensation Committee") is composed of three Directors who are not compensated officers or employees of the Corporation. The Committee operates under a written charter, a copy of which is attached hereto as Exhibit A. The current members of the Compensation Committee are Ray A. Infantino, Patrick J. Moran and James R. Ukropina. Mr. Ukropina serves as chairman of the Compensation Committee.

The Compensation Committee considers and makes recommendations to the Board of Directors regarding executive compensation, including compensated executive officer positions and functions and duties to be performed and appropriate compensation. After recommendation by the Compensation Committee, all material issues relating to executive compensation are submitted to the full Board of Directors for approval.

As a result of the consideration by and recommendation of the Compensation Committee, the full Board of Directors approved a compensation package for Phelps C. Wood, President and Chief Executive Officer of the Corporation. Base compensation was adjusted effective July 1, 2003, and recommendations were made by the Compensation Committee and approved by its full Board of Directors concerning certain incentive compensation components of Mr. Wood's compensation package. Mr. Wood's compensation is described elsewhere in this Proxy Statement.

The philosophy of the Compensation Committee as it relates to executive compensation is that the Chief Executive Officer and any other full-time, executive-level officers should be compensated at levels designed to attract, motivate and retain talented executives who are capable of leading the Corporation in achieving its business objectives in an environment of increasing complexity, competition and change; to encourage and reward excellent performance; and to encourage individual growth as a part of the Corporation's management development program. Compensation for such executives will be tied to performance.


In line with the previously stated objectives of the Compensation Committee to provide incentive compensation for executive officers of the Company in order to relate compensation to performance, the full Board of Directors approved in early 2003 the issuance of Incentive Stock Options to the Chief Executive Officer to acquire a total of 6,000 shares of the Corporation's stock pursuant to the 2001 Stock Incentive Plan previously approved by the Board of Directors and Stockholders of the Corporation. The options were subsequently formally granted, and vest at the rate of 2,000 shares per year over the succeeding three years.

At a meeting held November 3, 2003, the Compensation Committee recommended to the full Board adjustments to the base compensation of the CEO described elsewhere in this Proxy Statement, and a cash bonus arrangement for the CEO tied to performance commencing in the year 2004, and recommending the awarding of 3,000 shares of restricted stock (as defined in Section 83 of the Internal Revenue Code) pursuant to the 2001 Stock Incentive Plan described above. The recommendations were subsequently approved by the full Board of Directors. The Compensation Committee believes that by providing equity and other forms of incentive compensation as well as bonuses tied to performance, that objectives of motivating and retaining talented executives will be furthered along with objectives of tying compensation for such executives to performance, in order to achieve increased profitability of the Corporation and enhancement of Stockholder value.

The Compensation Committee believes the actions taken over the past fiscal year are aligned with the objectives of the Committee and the full Board of Directors to attract, motivate and retain the talent needed to create and maintain a high caliber management team.

James R. Ukropina (Chairman)
Ray A. Infantino
Patrick J. Moran

STOCK PERFORMANCE GRAPH



The stock price performance graph set forth below assumes that $100 was invested on December 31, 1998 in Central Natural Resources, Inc.
(CTNR) common stock, in the S & P 500 Index (SPX), and in a peer group index, the AMEX Oil Index (XOI), and that all dividends were reinvested.



                                                      Cumulative Total Return

                               --------------------------------------------------------------
                               12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                               -------    -------    -------    -------    -------    -------
CENTRAL NATURAL RESOURCES      $100.00    $109.17    $128.17    $141.52    $122.23    $111.75

S&P 500                         100.00     119.53     107.41      93.40      71.57      90.46

PEER GROUP                      100.00     116.12     146.64     120.04     103.15     129.88



                                [OBJECT OMITTED]



AUDIT COMMITTEE


In April 2003, the Board of Directors reappointed Directors Ray A. Infantino and James R. Ukropina as members of the Audit Committee in accordance with a written charter originally adopted by the Board in 2000 which written charter has since been amended and restated. Since the Corporation's securities are not listed on the New York Stock Exchange or the American Stock Exchange, nor are they quoted on NASDAQ, the listing standards of those entities including requirements as to the independence of audit committee members technically do not apply. However, the charter of the Audit Committee provides that the members should meet definitions of independence as set forth by such entities except one member of the committee may be appointed who does not otherwise meet any such definition of independence. Both current members of the Audit Committee meet the requirements of independence. Additionally, the Board has determined that although not required at this time, one member of the Audit Committee, James R. Ukropina, qualifies as an independent Audit Committee financial expert under applicable Securities and Exchange Commission regulations because of his substantial accounting and related financial management expertise.

The Audit Committee met twice during the year 2003 and all Audit Committee members participated in those two meetings. The Audit Committee also acted twice by unanimous written consent. The Committee met on March 24, 2004 and a report of the Committee following that meeting follows (which is not to be deemed soliciting material nor is it deemed to be filed with the Securities and Exchange Commission or subject to Rule 14(a), other than is required by applicable regulation).

CENTRAL NATURAL RESOURCES, INC.
AUDIT COMMITTEE REPORT

The Audit Committee of Central Natural Resources, Inc. (the "Audit Committee") is composed of two Directors and operates under a written charter adopted by the Board of Directors which was amended and restated in its entirety on February 5, 2003 to meet the requirements of the Sarbanes-Oxley Act of 2002. The charter as amended and restated was attached to the Proxy Statement for the Annual Meeting of Stockholders held April 22, 2003, as Exhibit A and has not been subsequently amended. The current members of the Audit Committee are Ray A. Infantino (Chairman) and James R. Ukropina. The Audit Committee has engaged, subject to ratification by the Stockholders, KPMG, LLP as the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has met and held discussions with Management and with the independent accountants. Management has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Corporation's independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions With Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon and in reliance upon the Audit Committee's discussions with Management and the independent accountants and the Audit Committee's review of representations of Management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

Dated: March 24, 2004

Ray A. Infantino (Chairman)
James R. Ukropina

PROPOSAL II
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


The firm of KPMG LLP has performed the annual audit of the Corporation's financial statements, provided the Corporation assistance in preparation of tax returns, and provided assistance in connection with various tax questions for the year ending December 31, 2003. The Audit Committee has approved the appointment of KPMG LLP as independent public accountants to perform audit services for the Corporation for the year ending December 31, 2004, and to perform tax services. A resolution will be presented to the meeting to ratify the Audit Committee's appointment of that firm.

The aggregate fees paid by the Corporation to KPMG LLP for professional services for the years ended December 31, 2002 and December 31, 2003 totaled $61,310.00 and $112,030.00, respectively. The breakdown of the fees is as follows:

Audit Fees - The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for the year ended December 31, 2003 and the reviews of the condensed financial statements included in quarterly reports on Forms 10-Q for the year ended December 31, 2003 were $84,690. Such fees for the year ended December 31, 2002 were $41,385.

Audit Related Fees: There were no fees billed related to the audit nor audit related services provided other than those set forth under "Audit Fees" above.

Financial Information Systems Design and Implementation Fees - There were no fees billed for information technology services rendered by KPMG LLP during the years ending December 31, 2002 or December 31, 2003.

Tax Fees - The aggregate fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning were $19,925 and $24,615 for the years ending December 31, 2002 and December 31, 2003, respectively. The nature of the services rendered was primarily the preparation of Federal and State tax returns and reports.

All Other Fees - There were no other fees billed other than for the work and in the amounts described above.

The Audit Committee considered the fact that no information technology services were rendered during the year and also considered other non-audit services which were performed, and determined that no incompatibility resulted with maintaining the auditor's independence.

The Corporation has been advised by KPMG LLP that no member of the firm has any financial interest, either direct or indirect, in the Corporation, and during the past three years they have had no connections with the Corporation in any capacity other than that of public accountants. Representatives of that firm will not be present at the stockholders' meeting and thus will not have an opportunity to make a statement.

If the stockholders do not ratify the appointment of KPMG LLP, the selection of independent public accountants will be reconsidered by the Audit Committee.

The affirmative vote of the holders of it majority of the outstanding common stock present and voting at the meeting will be required for approval of this proposal. The shares represented by the enclosed proxy will be voted in favor of the ratification of appointment of KPMG LLP, as above described, unless a vote against or an abstention is specified on the enclosed proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE PROPOSAL.

STOCKHOLDERS PROPOSALS

In order for a proposal of a stockholder to be presented at the Corporation's 2005 Annual Meeting of Stockholders, it must be received at the Corporation's principal office in Kansas City, Missouri no later than December 2, 2004, for inclusion in the 2005 Proxy Statement. A proposal of a stockholder to be presented at the Corporation's 2005 Annual Meeting of Stockholders without inclusion in the 2004 Proxy Statement should be received at the Corporation's principal office no later than February 5, 2005, to be timely, and if not received by that date proxies given to the Corporation may grant the Corporation discretionary authority to vote on such proposal.

OTHER MATTERS

While the Notice of Annual Meeting of Stockholders calls for transaction of such other business as may properly come before the meeting, or adjournments thereof, management has no knowledge of any matters to be presented for action by the stockholders at the meeting other than the above. The enclosed proxy gives discretionary authority, however, in the event that any additional matters should be presented.



                                      By Order of the Board of Directors

                                      /s/ Ray A. Infantino

Dated April 1, 2004                   Secretary

Secretary

THE ANNUAL REPORT FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION PROVIDES CERTAIN ADDITIONAL INFORMATION AND WILL BE AVAILABLE TO STOCKHOLDERS IN APRIL. A COPY OF THIS REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE CORPORATION. PLEASE SEND
YOUR REQUEST TO RAY A. INFANTINO C/O GARY J. PENNINGTON, 911 MAIN STREET, SUITE 1710, KANSAS CITY, MO 64105.

                              EXHIBIT A


                  CHARTER OF THE COMPENSATION COMMITTEE

                       OF THE BOARD OF DIRECTORS OF

                      CENTRAL NATURAL RESOURCES, INC.




I. Formation. The Board of Directors (hereinafter the "Board") of Central Natural Resources, Inc., a Delaware corporation (hereinafter the "Company"), has established the Compensation Committee of the Board of Directors of the Company (hereinafter the "Compensation Committee") pursuant to Section 141(c) of the General Corporation Law of Delaware and Section 17 of the Bylaws of the Company.

II   Compensation  Committee  Purposes.   The  primary  purposes   of   the
     Compensation  Committee   are to assist the Board  in  fulfilling  its
     responsibilities as follows:

     A. To assist the Board in discharging its responsibilities relating to compensation of the Company's Chief Executive Officer and other senior executives.

     B.   To   assist  the  Board  in  establishing  appropriate  incentive compensation and equity-based plans and to administer such plans.

     C. To produce an annual report on executive compensation for inclusion in the Company's Annual Proxy Statement.

     D. To make recommendations to the Board regarding succession planning and development for senior executives and to perform such other duties and responsibilities enumerated in and consistent with this Charter.

III Compensation Committee Composition and Qualifications. The Compensation Committee shall be comprised of at least two (2) members of the Company's Board. Subject to the foregoing, the exact number of members of the Compensation Committee shall be fixed and may be changed from time-to-time by resolution duly adopted by the Board. One member of the Compensation Committee shall be designated by the
     Board  as  the  chairperson  (hereinafter the  "Chairperson")  of  the
     Compensation Committee. The Board shall appoint the members of the Compensation Committee to serve until their successors have been duly designated. Members of the Compensation Committee may be removed by the Board for any reason and at any time. Vacancies on the Committee shall be filled by the Board. The members of the Compensation
     Committee shall not be current compensated executive officers or employees of the Company, and shall qualify as "non-employee directors" under Rule 16b-3 of the Securities and Exchange Commission (the "S.E.C."), may not be part of a compensation committee interlock within the meaning of S.E.C. Reg. S-K; and may not be eligible to participate in any of the compensation plans they administer. Also, members of the Compensation Committee shall meet the definition of independence contained in applicable law and regulation. Members of the Compensation Committee should be suitably knowledgeable in all matters pertaining to executive compensation.

IV.  Duties  and  Responsibilities.  The Compensation  Committee  shall  be responsible for establishing and monitoring basic policies governing the compensation of the Company's senior elected officers. These duties and responsibilities include:

     A. Evaluating the performance of the Chief Executive Officer and other senior elected officers in light of approved performance goals and objectives.

     B. On at least an annual basis, review and make recommendations to the Board with respect to the compensation of the Chief Executive Officer and other key senior executives, including incentive compensation plans, executive benefit plans and equity based plans.

     C. Make recommendations to the Board from time-to-time with respect to new cash-based incentive compensation plans and equity-based compensation plans.

     D. To consider and make recommendations to the Board regarding succession planning and development for senior executives and other positions as needed.

     E. To produce an annual report on executive compensation for inclusion in the Company's Proxy Statement in accordance with applicable S.E.C. rules and regulations.

     F. To take such other actions as may be referred to it from time-to-time by the Board.

V.   Meetings of Compensation Committee.

     A. Frequency. The Compensation Committee shall hold such meetings as it may determine, but no less than one per year. Special meetings of the Compensation Committee will be held upon request of the Chairperson or any two other committee members. Meetings may be held in person or by conference telephone procedure in accordance with Section 141(i) of the Delaware General Corporation Law. Minutes shall be regularly kept of Compensation Committee proceedings.
     B.   Attendance.   The  Compensation Committee may regularly  or  from
          time-to-time ask corporate officers, other Directors, legal counsel, or other employees of the Company to attend meetings.

     C. Procedures. The Compensation Committee may adopt rules for its meetings and activities. In the absence of such rules, the Compensation Committee's actions shall be governed by the Company's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Compensation Committee shall be a majority of the persons then serving as members of the Compensation Committee. In lieu of holding a meeting, the Compensation Committee may act by unanimous written consent.

VI. Outside Assistance. The Compensation Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Compensation Committee has the authority to retain such outside advisors, including legal counsel or other experts, as it deems appropriate, and to approve the fees and expenses of such advisors.

PROXY               CENTRAL NATURAL RESOURCES, INC.               PROXY

        911 MAIN STREET, SUITE 1710, KANSAS CITY, MISSOURI 64105

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 2004,
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints BRUCE L. FRANKE, RAY A. INFANTINO and PHELPS M. WOOD and each or any of them, proxies with power of substitution, to vote all stock of the undersigned at the ANNUAL MEETING OF CENTRAL NATURAL RESOURCES, INC., to be held April 30, 2004, and at any adjournments thereof, as described below.

1.  ELECTION OF DIRECTORS

[  ]  FOR all nominees listed below    [  ]  WITHHOLD AUTHORITY
      (except as marked to the               to vote for all nominees
      contrary below)                        listed below

     B.L. FRANKE, R.A. INFANTINO, P.J. MORAN, J.R. UKROPINA, P.C. WOOD,
     P.M. WOOD.

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name of the space provided below.)

_______________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION.

              [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

Name(s), address and number of shares of registered owner(s) appear on reverse side hereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


               SEE REVERSE SIDE FOR OTHER MATTERS TO BE VOTED ON


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


Signature(s) _______________________________________________________ , 2004
             Please sign exactly as name(s)        Month       Day
             appear(s) below; indicating
             official position or representa-
             tive capacity where applicable
             Show address change.